Exhibit 10.16

Option Number «OptionNumber»

MERGE TECHNOLOGIES INCORPORATED

INCENTIVE STOCK OPTION

This INCENTIVE STOCK OPTION, designated as an Incentive Stock Option intended to qualify under Section 422(b) of the Internal Revenue Code of 1986, as amended (“Stock Option”), is granted [Date of Grant], by MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation (the “Company”), to «FirstName» «LastName» (“Employee”), pursuant to the 2005 Equity Incentive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005 (hereinafter, the “Plan”), and resolutions adopted by the Board of Directors (hereinafter, the “Board”) on [Date of Resolutions].

In order to give the Employee an incentive, to induce the Employee to remain in the employ of the Company (or its present or future subsidiaries), to encourage the Employee to acquire or increase a proprietary interest in the Company and in consideration of the Employee’s covenants contained in the Employee’s Acknowledgement and Receipt hereof appearing below, the Company hereby grants to the Employee the option to purchase from time to time, all or any part of a total of «ShareWordAmount» («ShareNumberAmount») shares of the Company’s Common Stock, One Cent ($0.01) par value, at a price of ______________ Dollars and ________________ Cents in the currency of the United States of America (US $______) per share (hereinafter, the “Options”), upon the following terms and conditions:

1.             The term of the Stock Option shall be for six (6) years from the date hereof, and it shall expire on [Expiration Date], unless sooner terminated as hereinafter provided.

2.             (a)           At any time or times after the date hereof (but in no event after the above expiration date or, except as provided in Paragraph 3 hereof, the prior termination of this Stock Option), the Employee may exercise this Stock Option, in whole or in part, to the extent of Twenty Five Percent (25%) of such number of shares on [Vest Date One], and, thereafter, an additional Twenty Five Percent (25%) of such number of shares as of [Vest Date Two], [Vest Date Three] and [Vest Date Four].

Exercise may only be made in multiples of ten (10) shares, except when the quantity under Stock Option is not evenly divisible by such sum.  In the latter case, the amount remaining after such division may be purchased coincident with or after the exercise producing such odd sum.

(b)           This Stock Option shall be exercised only by timely signed written notice delivered to the Company’s Corporate Secretary or his or her office, in terms of the prescribed “Exercise of Option” form attached hereto as Exhibit A, specifying the number of shares and accompanied by payment, in U. S. Dollars, in immediately available funds provided by check, money order, certified check, or wire transfer, of the full Stock Option purchase price therefore and any amount required to be withheld by the Company for Federal, state and/or local tax purposes (including any applicable Canadian tax requirements). The certificate or certificates for shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons exercising the Option.

(c)           The obligation of the Company to sell and deliver shares upon the due exercise of this Stock Option shall be subject to:  (i) all applicable laws, rules and regulations and to such approvals of any governmental agencies as may be required, including, but not by way of limitation, the effectiveness of a Registration Statement under the Securities Act of 1933, as amended (the “Act”), or the availability of an exemption from registration under the said Act, whichever may be deemed necessary or appropriate by counsel for the Company; and (ii) the satisfaction of all stock exchange requirements, if any, necessary to accomplish the listing or complete the listing of the shares upon the stock exchange upon which the shares of the Company may be listed.

3.             This Stock Option, to the extent not then already exercised or otherwise terminated or lapsed or expired, shall terminate and all vesting shall cease on the effective date of the Employee’s cessation of employment; provided, however, that the Employee (or his personal representative of his estate) shall have the right to purchase such quantity of shares which the Employee could have purchased pursuant to this Stock Option as of the effective date of the Employee’s cessation of employment for a period of six (6) months following such cessation of employment; provided, further, however, that such Options shall not be eligible for treatment as an Incentive Stock Option in the event such Options are not exercised within ninety (90) days following the Employee’s cessation of employment.

The foregoing notwithstanding, in no event may this Stock Option be exercised by the Employee or the Employee’s personal representative after the expiration date specified in Paragraph 1 hereof.

4.             This Stock Option is not transferable other than by Will or the laws of descent and distribution, may be exercised during the life of the Employee only by the Employee personally, and after the Employee’s death, only to the extent, if any, as provided in Paragraph 3 hereof.  Any attempted transfer by the Employee (voluntarily or by operation of law) shall be null and void, and this Stock Option shall then become null and void.

5.             Neither this Stock Option, shares of stock issued upon the exercise of it, any excess of market value over option price, nor any other rights, profits, values or interests resulting from the granting of this Stock Option shall be considered as “compensation” for purposes of any present or future employee benefit plan of the Company.

6.             This Stock Option is subject to the terms and conditions of the Plan as of the date hereof and the uniform rules and regulations from time to time issued by the Board or committee of the Board pursuant thereto.

7.             The Company hereby represents and warrants to the Employee that it has reserved and will at all times while this Stock Option is in force, have available sufficient shares to fulfill this Stock Option.

8.             This Stock Option and the Acknowledgement and Receipt hereof have been executed in two (2) counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

MERGE TECHNOLOGIES INCORPORATED
By:
, President

ACKNOWLEDGEMENT AND RECEIPT

I hereby acknowledge the receipt of the foregoing Stock Option upon the terms and conditions therein stated.

In consideration thereof, I hereby covenant and agree:

1.             That except as otherwise provided in the aforesaid Stock Option Agreement, my rights, interests and benefits thereunder are personal to me and may not be assigned, transferred or pledged by me in any way, voluntarily or by operation of law.

2.             That this Stock Option Agreement shall be binding upon me, my heirs, legatees, executors and administrators, and shall inure to the benefit of and be binding upon the Company, its successors and assigns.

3.             That upon exercise of all or any part of the aforesaid Stock Option, I will, as a condition to receiving such shares, execute and deliver to the Company such instruments and undertakings as may, in the opinion of counsel to the Company, be required to comply with those matters described in Section 2(c) of the Stock Option.

I hereby acknowledge receipt of a copy of the 2005 Equity Incentive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005, a signed counterpart of the foregoing Stock Option and this Acknowledgement and Receipt.

Dated this _______ day of [month / year].

________________________________________

«FirstName» «LastName»

Exhibit A

Exercise of Option

Corporate Secretary

MERGE TECHNOLOGIES INCORPORATED

6737 West Washington Street, Suite 2250

Milwaukee, Wisconsin  53214

RE:          Stock Option Dated:                            [Date of Grant]

       Stock Option Number:                         «OptionNumber»

I hereby exercise the foregoing Stock Option to the extent of ___________________________ shares of the Common Stock of Merge Technologies Incorporated, One Cent ($.01) par value, at the option price of __________________ Dollars and ________________ Cents in the currency of the United States of America (US $______) per share, in accordance with the terms and conditions of the aforesaid 2005 Equity Inventive Plan of Merge Technologies Incorporated adopted March 4, 2005 by the Board of Directors of the Company and approved by the shareholders of the Company on May 24, 2005, under which it was issued.

Unless a registration statement under the Securities Act of 1933 is in effect with respect to the shares to be issued, I hereby certify that I intend by this exercise of such Stock Option to acquire such shares for purposes of investment and that I have no intention of reselling them after I have acquired them.

I further agree that said shares when issued to me (and any additional or other shares acquired by me in relation to such number of shares whether as a stock dividend or otherwise) shall be subject to the Plan and that I will comply with said provisions and perform all of the covenants on my part required under the Plan, the Stock Option and my Acknowledgement and Receipt thereof.

Dated:

_____________________________________________

«FirstName» «LastName»